BBH TRUST
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BBH Core Select
class n shares (“BBTEX”)
retail Class shares (“BBTRX”)
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SUPPLEMENT DATED OCTOBER 30, 2015
TO THE PROSPECTUSES DATED MARCH 2, 2015, AS SUPPLEMENTED
MARCH 2, 2015 AND MARCH 12, 2015

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the BBH Core Select Class N Prospectus, and the BBH Core Select Retail Class Prospectus (together, the “Prospectuses”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectuses.
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Effective November 1, 2015, the Fund will waive the investment minimums for all BBH Partners, Employees, Fund Trustees, and their respective family members, who wish to invest in BBH Core Select Class N Shares.

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Effective November 1, 2015, the first paragraph of the Investment Advisory and Administrative Fee disclosure contained within the Management of the Fund section, located at pages 18-19 of the Class N prospectus and pages 16-17 of the Retail Class prospectus, is deleted and replaced with the following:

Investment Advisory and Administrative Fee

For investment advisory and administrative services, BBH&Co. receives a combined fee, computed daily and payable monthly, equal to 0.80% for the first $3 billion and 0.75% for amounts over $3 billion of the average daily net assets of the Fund. This fee compensates BBH&Co. for its services and its expenses.
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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE